Exhibit 99.1

                                FORM OF PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KRANZCO REALTY TRUST FOR THE SPECIAL MEETING, JUNE 6, 2000


     The undersigned shareholder of Kranzco Realty Trust, a Maryland real estate investment trust (the "Company"), hereby constitutes and appoints Norman M. Kranzdorf and Robert H. Dennis, or either of them, his or her true and lawful agents and proxies with full power of substitution in each of them to attend the Special Meeting of shareholders of the Company to be held on June 6, 2000, at 9:30 a.m., local time, at the Philadelphia Marriott West, Matson Ford Road and Route 23, West Conshohocken, PA 19428, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SET FORTH ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS. YOUR PROXY CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD OR FOLLOW THE INSTRUCTIONS FOR TELEPHONIC VOTING SET FORTH ON THE REVERSE SIDE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                   KRANZCO REALTY TRUST
                                   128 FAYETTE STREET
                                   CONSHOHOCKEN, PA 19428-0805

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     THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN
ACCORDANCE WITH THE INSTRUCTIONS BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE APPROVAL OF THE PROPOSALS SET FORTH IN PARAGRAPHS 1 AND 2 BELOW, EACH AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS OF THE COMPANY DATED APRIL 14, 2000 HERETOFORE RECEIVED BY THE UNDERSIGNED, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE    [X]

          The approval of the merger (the "Merger") of KRT Trust, a Maryland real estate investment trust, into Kramont Realty Trust, a Maryland real estate investment trust ("Kramont"), pursuant to an Agreement and Plan of Reorganization and Merger entered into by the Company, KRT Trust, CV Reit, Inc. and Kramont Realty Trust, dated as of December 10, 1999, as amended, including the amendment and restatement of Kramont's declaration of trust.

[ ]   FOR
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[ ]    AGAINST
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[ ]   ABSTAIN
          The adoption and approval of the 2000 Incentive Plan of Kramont Realty Trust.

[ ]   FOR
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[ ]   AGAINST
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[ ]   ABSTAIN
          To vote and otherwise represent the undersigned on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof in their discretion.

     The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus of the Company dated April 14, 2000 relating to the Special Meeting.

               [ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING IN PERSON. Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for an entity or in another representative capacity, please give the full title under signature(s).

               -------------------------------------------------------------
               Signature

               -------------------------------------------------------------
               Signature, if held jointly

               Dated:_________________________________________________, 2000


     The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said Special Meeting and any and all adjournments or postponements thereof. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

     PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE whether or not you expect to attend the Special Meeting. You may nevertheless vote in person if you do attend.


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                        VOTE BY TELEPHONE OR INTERNET
                         QUICK****EASY****IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

YOU WILL BE ASKED TO ENTER THE NUMBER LOCATED IN THE BOX MARKED "CONTROL NUMBER." YOU WILL THEN HEAR THESE INSTRUCTIONS:
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     OPTION A: To vote as the Board of Trustees recommends on ALL proposals:
               PRESS 1
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     OPTION B: If you choose to vote on each proposal separately, press 2.
               You will hear these instructions:
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          To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3.  The instructions are the same for all items to be voted.

          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET:    THE WEB ADDRESS IS  http://www.directvote.com/krt

                               IF YOU VOTE BY
                            TELEPHONE OR INTERNET
                              DO NOT MAIL BACK
                               YOUR PROXY CARD


CALL**TOLL-FREE** ON A TOUCH-TONE TELEPHONE
1-888-216-1310 - ANYTIME
THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                                  CONTROL NUMBER FOR
                                             TELEPHONIC/INTERNET VOTING
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